

AllegianceBancshares, Inc.

NASDAQ: ABTX
Investor Presentation
August 2016

Safe Harbor Statement

- "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation may contain forward-looking statements within the meaning of the securities laws that are based on various facts and derived utilizing important assumptions, present expectations, estimates and projections about Allegiance and its subsidiaries. These statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans" and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are generally forward-looking in nature and not historical facts, although not all forward looking statements include the foregoing. Forward-looking statements include the information concerning Allegiance's future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Allegiance's control, which may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Allegiance can: continue to develop and maintain new and existing customer and community relationships; successfully implement its growth strategy, including identifying suitable acquisition targets and integrating the businesses of acquired companies and banks; continue to sustain its current internal growth rate; provide quality and competitive products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its performance objectives. These and various other factors are discussed in the Company's prospectus, filed with the Securities and Exchange Commission on October 8, 2015 pursuant to Rule 424(b)(4) under the Securities Act of 1933 relating to the Company's Registration Statement on Form S-1, as amended (Registration No. 333-206536) that was declared effective by the SEC on October 7, 2015, and other reports and statements Allegiance has filed with the Securities and Exchange Commission. Copies of such filings are available for download free of charge from the Investor Relations section of the website at www.allegiancebank.com. Any forward-looking statement made by the Company in this presentation speaks only as of the date on which it is made. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Allegiance Bancshares, Inc. Overview

- Holding company for Allegiance Bank based in Houston, Texas
- Successful completion of Initial Public Offering on October 7, 2015
- IPO Net Proceeds of $57.2 million
- NASDAQ Ticker: ABTX
- Founded in 2007 by George Martinez and Steve Retzloff
- Senior management previously founded and held leadership positions at Sterling Bancshares, Inc. until 2006
- 16 full service banking locations within the Houston MSA and $2.4 billion in total assets as of June 30, 2016
- Super-community banking model
- Strong organic growth: Opened 8 de novo branches in 7 years
- Two acquisitions completed:
  - 2013: Independence Bank with $222.1 million in total assets
  - 2015: Enterprise Bank (F&M Bancshares) with $569.7 million in total assets

AllegianceBank
We Practice What We Pledge.


Houston

Organic Growth and Acquisitions

Our Growth Strategy and Attributes

Organic Growth:

- History of organic growth focused on *de novo* branching and hiring the right people
- Significant market penetration is a focus of our super-community banking model
- Ability to integrate cultures and organically grow acquired franchises

Acquisitions:

- Management team with extensive experience assessing, executing, and integrating acquisitions within the Houston MSA
- Successful acquisition in 2013 of Independence Bank and 2015 of Enterprise Bank
- Emphasis on excellent asset quality and compatible customer base

Our Houston Franchise



De Novo
Independence
Enterprise
Independence: $222.1M of Total Assets, $132.4M of Loans and $199.4M of Deposits
Enterprise: $569.7M of Total Assets, $410.2M of Loans and $488.9M of Deposits
Houston
Spring
Pearland

In our short history, Allegiance has become the 4th largest Bank Holding Company headquartered in the Houston MSA (1)

Source: SNL Financial.
(1) Based on total assets as of most recent quarter.

Experienced Leadership

							
	George Martinez Chairman – Allegiance Bancshares CEO – Allegiance Bank	**Steve Retzloff** President – Allegiance Bancshares Chairman – Allegiance Bank	**Ray Vitulli** EVP – Allegiance Bancshares President – Allegiance Bank	**Daryl Bohls** EVP – Allegiance Bancshares CCO – Allegiance Bank	**Larry Lehman** EVP & CFO – Allegiance Bancshares CFO – Allegiance Bank	**Okan Akin** CAO – Allegiance Bank	**Valerie Gibbs** Chief C&I Officer - Allegiance Bank
Allegiance	Co-founded in 2007	Co-founded in 2007	Joined in 2007	Joined in 2007	Joined in 2013	Joined in 2013	Joined in 2015
Houston Banking	41 Years	28 Years	25 Years	35 Years	31 Years	18 Years	33 Years
Previous Experience	▪ Sterling Bank Co-founded in 1974	▪ Sterling Bank ▪ Retzloff Industries	▪ Sterling Bank ▪ Charter National Bank	▪ Sterling Bank ▪ Bank of Almeda	▪ Cadence Bancorp ▪ Amegy Bank	▪ Independence Bank ▪ Sterling Bank	▪ Bank of Texas ▪ Amegy Bank ▪ Sterling Bank
Education	▪ Rice University	▪ Georgia Tech ▪ Wake Forest (MBA)	▪ University of Texas	▪ University of Texas ▪ Sam Houston St (MBA)	▪ Texas A&M University	▪ University of Houston (MBA)	▪ Auburn University

Collectively, the Management team has over 210 years of banking experience serving the Houston MSA

Our Super-community Banking Strategy


Strategy
Structure
Results
Focus on Small and Medium-Sized Owner-Operated Businesses
Responsive Decision-Making by Empowered Lenders
Full-Service Bank Locations
Centralized Credit Administration
Experienced Central Operations Staff
Scalable Platform
AllegianceBancshares, Inc.
Effective Centralized Operations
Extraordinary Customer Experience
Favorable Loan Yields and Deposit Relationships
High Net Interest Margin
Strong Credit Quality
Enhanced Efficiency and Profitability

Financial Highlights

(Dollars in millions, except otherwise noted)	Three-months ended, 6/30/2016	Three-months ended, 3/31/2016	Q-o-Q % Change	Six-months ended, 6/30/2016	Six-months ended, 6/30/2015	Y-o-Y % Change
Profitability						
Earnings per Common Share, Diluted (Actual)	$0.40	$0.49	(18.4%)	$0.89	$0.70	27.1%
Weighted Average Shares Outstanding, Diluted (000's)	13,039	12,967	0.6%	13,003	10,001	30.0%
Net Interest Income	$21.9	$21.1	4.1%	$43.0	$38.5	11.8%
Provision for Loan Losses	1.6	0.7	131.7%	2.4	2.1	12.0%
Noninterest Income	1.2	3.3	(63.3%)	4.5	1.8	149.1%
Noninterest Expense	13.9	14.3	(2.3%)	28.2	27.0	4.3%
Net Income	5.3	6.4	(17.3%)	11.6	7.4	57.9%
Net Income Attributable to Common Stockholders	5.3	6.4	(17.3%)	11.6	7.0	66.6%
Net Interest Margin (TE)	4.32%	4.45%		4.38%	4.76%	
Efficiency Ratio	60.11%	63.80%		61.93%	66.99%	
Balance Sheet						
Assets	$2,367.6	$2,210.7	7.1%	$2,367.6	$1,945.2	21.7%
Available for Sale Securities	303.5	215.4	40.9%	303.5	151.7	100.1%
Gross Loans (including loans held for sale)	1,753.7	1,717.4	2.1%	1,753.7	1,561.7	12.3%
Deposits	1,843.3	1,842.7	0.0%	1,843.3	1,625.3	13.4%
Book Value per Common Share, Diluted (Actual)	21.47	20.73	3.6%	21.47	19.37	10.8%
Tangible Book Value per Common Share, Diluted (Actual)	18.06	17.30	4.4%	18.06	14.79	22.1%
Total Stockholder's Equity	276.3	266.3	3.7%	276.3	201.8	36.9%
Equity to Assets	11.67%	12.05%		11.67%	10.38%	
Asset Quality						
Nonperforming Assets to Total Assets	0.37%	0.38%		0.37%	0.32%	
Nonperforming Loans to Total Loans	0.41%	0.41%		0.41%	0.37%	
Allowance for Loan Losses to Nonperforming Loans	209.39%	197.12%		209.39%	180.22%	
Allowance for Loan Losses to Total Loans	0.85%	0.80%		0.85%	0.66%	
Net Charge-offs to Average Loans (Annualized)	0.11%	0.01%		0.11%	0.01%	

Historical Balance Sheet Growth

Asset Growth


($ in millions)
Assets
Independence (1)
F&M Bancshares (2)
Total Assets CAGR: 36.5%
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$428
$616
$774
$1,165
$1,280
$2,085
$2,368
2010
2011
2012
2013
2014
2015
2Q 2016

Since inception in 2007, we have grown total assets to $2.4 billion, which ranks 8th out of 170 banks founded in that year as of the most recent quarter

(1) The Independence acquisition added $222.1 million of assets in 2013.
(2) The F&M Bancshares acquisition added $569.7 million of assets in 2015.

AllegianceBancshares, Inc.

Continued Organic Loan Growth

Loan Growth



($ in millions)
Loans
Acquired Loans
$1,800
$1,500
$1,200
$900
$600
$300
$0
CAGR: 36.1% / Organic CAGR: 27.2%
$322
$463
$577
$837
$132
$1,002
$1,681
$410
$1,754
2010
2011
2012
2013
2014
2015
2Q 2016

Loan Composition (as of June 30, 2016)



1-4 Family Residential, 12.2%
CRE Construction, 9.2%
Residential Construction, 5.8%
Mortgage Warehouse, 4.3%
Consumer & Other, 0.6%
C&I, 21.8%
CRE (including multi-family), 46.0%
Approximately 56% of CRE is owner occupied

Loan Portfolio (as of June 30, 2016)

CRE (including multi-family)	$806.8	46.0%
C&I	382.8	21.8%
1-4 Family Residential	214.4	12.2%
CRE Construction	161.6	9.2%
Residential Construction	101.7	5.8%
Mortgage warehouse	75.6	4.3%
Consumer & Other	10.9	0.6%
Gross Loans	**$1,753.7**	100.0%

Diverse Commercial Real Estate Loans

CRE Composition (as of June 30, 2016)



Hotel/Motel, 9.8%
C-Store, 7.4%
Multi Family, 5.4%
Farmland, 2.9%
Health Care, 1.7%
Office, 14.9%
Other, 8.5%
Industrial / Warehouse, 19.2%
Retail, 30.3%

CRE Construction Composition (as of June 30, 2016)



Industrial / Warehouse, 5.9%
C-Store, 8.2%
Hotel/Motel, 2.2%
Office, 2.0%
Multi Family, 1.5%
Retail, 23.8%
Other, 6.7%
Health Care, 0.9%
Vacant Land, 48.6%

CRE By Property Type (as of June 30, 2016)

Retail	$244.1	30.3%
Industrial/Warehouse	154.7	19.2%
Office	120.5	14.9%
Hotel/Motel	78.7	9.8%
C-Store	59.4	7.4%
Multi Family	43.8	5.4%
Farmland	23.0	2.9%
Health Care	13.9	1.7%
Other	68.7	8.5%
Total CRE (including multi-family)	**$806.8**	**100.0%**

CRE Construction By Property Type (as of June 30, 2016)

Vacant Land	$78.6	48.6%
Retail	38.5	23.8%
C-Store	13.3	8.2%
Industrial/Warehouse	9.6	5.9%
Hotel/Motel	3.5	2.2%
Office	3.2	2.0%
Multi Family	2.5	1.5%
Health Care	1.5	0.9%
Other	10.9	6.7%
Total CRE (including multi-family)	**$161.6**	**100.0%**

Strong Credit Quality

- Allowance for loan losses was $14.9 million, or 0.85% of loans and 209.4% of nonperforming loans, as of June 30, 2016
- Nonperforming assets were $8.6 million, or 0.37% of total assets, as of June 30, 2016
- Less than 3.4% of our loan portfolio has exposure to the energy industry and none is oil reserve/production-based

NPLs / Total Loans (1)


US Texas ABTX
3.19%
1.62%
0.59%
3.27%
1.53%
0.02%
2.93%
1.31%
0.94%
2.39%
1.12%
0.31%
1.95%
0.94%
0.32%
1.72%
0.93%
0.36%
1.61%
1.05%
0.41%
2010
2011
2012
2013
2014
2015
2Q 2016

NCOs / Avg. Loans (1)


US Texas ABTX
0.83%
0.38%
0.29%
0.69%
0.30%
0.25%
0.50%
0.24%
0.25%
0.34%
0.18%
0.02%
0.23%
0.13%
0.06%
0.15%
0.11%
0.06%
0.13%
0.14%
0.11%
2010
2011
2012
2013
2014
2015
2Q 2016 - Annual.

(1) US and Texas peer groups are calculated as an average for all regulated depository commercial banks. Financial data as of most recent quarter.

AllegianceBancshares, Inc.

Improved Deposit Sourcing and Composition

- Average cost of deposits was 0.49% for the quarter ended June 30, 2016

Deposit Composition (as of June 30, 2016)



Noninterest-bearing Demand 34.2%
Interest-bearing Demand 6.0%
Money Market and Savings 24.5%
Certificates and Other Time 35.2%

Deposit Growth



($ in millions)
Deposits
Acquired Deposits
Noninterest-bearing %
CAGR: 33.1% / Organic CAGR: 22.4%
Total Deposits
Noninterest-bearing Deposits (%)
$2,000
$1,600
$1,200
$800
$400
$0
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
2010
2011
2012
2013
2014
2015
2Q 2016
$383
$563
$704
$1,045
$199
$1,134
$1,759
$489
$1,843
20.1%
26.0%
30.8%
31.1%
33.0%
35.3%
34.2%

Net Interest Income Growth and Improved Efficiency

Net Interest Income and Net Interest Margin (TE)

($ in millions)



Net Interest Income
NIM
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
Net Interest Income
Net Interest Margin
CAGR: 36.7%
$15
$21
$29
$34
$47
$81
$86
4.24%
4.33%
4.44%
4.19%
4.31%
4.68%
4.32%
2010
2011
2012
2013
2014
2015
2Q 2016 (1)

Efficiency Ratio



80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
77.6%
74.4%
69.0%
69.2%
67.8%
65.3%
61.9%
2010
2011
2012
2013
2014
2015
2Q 2016 (1)

(1) Based on annualized year-to-date (YTD) net interest income of $43.0 million (or $86.0 million annualized), as of June 30, 2016.

AllegianceBancshares, Inc.

Exceptional Earnings Growth and Performance

Net Income Growth

($ in millions)



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Net Income Attributable to Common Stockholders
CAGR: 56.1%
$2.0
$3.0
$4.6
$6.8
$9.0
$15.2
$23.2
2010
2011
2012
2013
2014
2015
2Q 2016 (1)

ROATCE and ROAA



ROATCE
ROAA
Adj. ROATCE (2)
Adj. ROAA (2)
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
ROATCE
1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
4.76%
6.30%
7.38%
9.22%
8.70%
9.52%
10.46%
9.26%
0.53%
0.60%
0.65%
0.78%
0.75%
0.81%
1.04%
0.92%
2010
2011
2012
2013
2014
2015
2Q 2016 (1)

(1) Based on annualized year-to-date net income of $11.6 million (or $23.2 million annualized), as of June 30, 2016.
(2) Excludes one-time gain from sale of branches of $1.3 million (after-tax).

AllegianceBancshares, Inc.

Dynamic Houston Market

- 5th largest MSA in the U.S. with over 6.7 million people
- 2nd largest home to Fortune 500 companies in the U.S. with 24
- Increasingly diversified economy including the Port of Houston and Texas Medical Center
- In 2015, the Houston metro area led the nation in population growth adding more than 159,000 residents, according to the U.S. Census Bureau
- Since the April 2010 census, Houston has added more than 736,000 residents, the largest gain of any metro area over that period

Source: Greater Houston Partnership and BLS.

Year Over Year Industry Employment Growth



Leisure and hospitality
Education and health services
Government
Financial Activities
Construction
Trade, transportation, and utilities
Other services
Professional and business services
Information
Manufacturing
Mining and Logging
5.4
4.8
2.2
1.5
1.2
0.5
0.2
(2.8)
(3.7)
(7.0)
(13.3)
Energy
(15)
(10)
(5)
0
5
10
Jobs added (000s)

Source: BLS, June 2016.

Indexed Job Growth Since the "Great Recession"



Houston
TX
NY
IL
CA
MI
FL
National
120.0%
115.0%
110.0%
105.0%
100.0%
95.0%
90.0%
85.0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016 YTD

Source: SNL Financial; Bureau of Labor Statistics as of June 2016.
Note: Per BLS, March jobs numbers are preliminary figures.

Houston Market: Growth Drivers

The Port of Houston, TMC, and construction drive economic growth and stability

Port of Houston

- The Port of Houston is the U.S.'s largest port in foreign tonnage and second largest in total tonnage supporting over one million jobs
- Expansion of Panama Canal 97% completed and expected to be finished in May 2016

Port of Houston Total Tonnage

(in millions of short tons)


33.5
35.1
35.9
37.8
35.7
2011
2012
2013
2014
2015

Source: PHA Market Development, PHA Accounting.

Texas Medical Center

- TMC is the world's largest medical complex, with 8 million patient visits annually and an estimated annual economic impact of $15B

Number of Employees

(in thousands)


53
76
88
106
Google
Apple
Exxon
TMC

Source: Texas Medical Center.

Construction

- City of Houston building permits totaled $8.2 billion in 2015, down 5.2 percent from $8.7 billion in 2014

Building Permits

($ in billions)


$3.7
$4.9
$6.1
$8.7
$8.2
2011
2012
2013
2014
2015

Source: City of Houston Department of Public Works & Engineering Planning & Development Services

AllegianceBancshares, Inc.

Houston MSA Banking Landscape

Houston Market Share Analysis

Rank	Bank	2015 Total Deposits in Houston MSA ($000)	2015 Houston MSA Deposit Market Share
1	JPMorgan Chase & Co. (NY)	$ 84,388,079	40.9%
2	Wells Fargo & Co. (CA)	25,158,379	12.2%
3	Bank of America Corp. (NC)	19,070,913	9.2%
4	BBVA	13,470,165	6.5%
5	Zions Bancorp. (UT)	9,851,378	4.8%
6	Prosperity Bancshares Inc. (TX)	4,694,516	2.3%
7	Cullen/Frost Bankers Inc. (TX)	4,074,856	2.0%
8	Capital One Financial Corp. (VA)	3,960,214	1.9%
9	Comerica Inc. (TX)	3,621,301	1.8%
10	Woodforest Financial Grp Inc. (TX)	3,079,743	1.5%
11	Cadence Bancorp LLC (TX)	2,533,903	1.2%
12	Texas Capital Bancshares Inc. (TX)	2,169,138	1.1%
13	Regions Financial Corp. (AL)	2,015,075	1.0%
14	Green Bancorp Inc. (TX)	1,995,462	1.0%
15	***Allegiance Bancshares Inc. (TX)***	***1,610,318***	***0.8%***
16	BOK Financial Corp. (OK)	1,545,336	0.8%
17	IBERIABANK Corp. (LA)	1,438,275	0.7%
18	Moody Bancshares Inc. (TX)	1,420,645	0.7%
19	CBFH Inc. (TX)	1,363,283	0.7%
20	Independent Bk Group Inc. (TX)	1,141,698	0.6%
21	East West Bancorp Inc. (CA)	1,050,697	0.5%
22	BB&T Corp. (NC)	980,479	0.5%
23	Industry Bancshares Inc. (TX)	955,469	0.5%
24	Post Oak Bancshares Inc. (TX)	926,854	0.5%
25	Texas Independent Bcshs Inc. (TX)	805,201	0.4%
	Non-Top 25 Banks in Houston MSA	**$ 13,106,018**	**6.3%**
	Houston MSA Total Deposits	**$ 206,427,395**	**100.0%**

Number of Banks Operating in Houston


Houston Based
22.6%
Non-Houston Based
77.4%

Source: SNL Financial. Deposit data as of June 30, 2015.
Note: Number of banks operating in the Houston, TX MSA as of July 26, 2016.